AXS Real Estate Income ETF

(Ticker: HYLD)

A series of Investment Managers Series Trust II

Supplement dated December 29, 2022 to the

Prospectus and Statement of Additional Information, each dated December 29, 2022.

Shares of the AXS Real Estate Income ETF are not currently offered or available for purchase on the secondary market.

Please retain this Supplement for future reference.